Exhibit 99.4

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THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 (THE "ACT"). THIS NOTE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER HEREOF.

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                          SUBORDINATED CONVERTIBLE NOTE
                                       OF
                              MICROLOG CORPORATION
                                       and
                        MICROLOG CORPORATION OF MARYLAND

$75,000.00

Number       of 10                                                       , 200
       -----                                           ------------- ----     --
                                                                      Issue Date

FOR VALUE RECEIVED, MICROLOG CORPORATION, a Virginia corporation ("Parent"), and MICROLOG CORPORATION OF MARYLAND, a Maryland corporation ("Subsidiary" and together with Parent collectively referred to as "Borrowers" and individually as a "Borrower"), promise to pay to TFX EQUITIES INCORPORATED ("Lender") or its registered assigns, on or before September 25, 2003 (the "Maturity Date") the principal sum of Seventy-Five Thousand dollars ($75,000.00), together with interest thereon at the rate of twelve percent (12%) per annum as hereinafter provided.

         1. Credit Facility Agreement. This Note is issued pursuant to, and is subject to the terms and conditions of, that certain Credit Facility Agreement by and among Borrowers and Lender, dated September 25, 2001 (the "Credit Agreement").

         2. Payments of Interest. Borrowers will pay the interest accrued hereon on the first day of each October, January, April and July and on the Maturity Date or such other day when the outstanding balance of principal hereof shall become due and payable in full. Interest shall be calculated on the basis of a year of 360 days divided into 12 months of 30 days each, except that interest for any period of less than a month shall be calculated on the basis of a year of 365 days for the actual number of days elapsed.

         3. No Optional Prepayment of Principal. Without the prior consent of Lender, Borrowers may not prepay the principal hereof in whole or in part.

         4. Place and Form of Payment. All amounts payable hereunder shall be paid in lawful currency of the United States of America, without presentment hereof, at the office of Lender located at 630 West Germantown Pike, Suite 450, Plymouth Meeting, Pennsylvania 19462 or such other address as Lender may designate. Borrowers shall pay all amounts due hereunder (except the final payment of principal, which shall be paid only against presentment and surrender of this Note) by certified check to the order of Lender hereof and mailed to Lender at the address designated above, at least one business day before such amount shall be due.

         5. Default. Upon the occurrence of any one or more of the following events (each of which will constitute an Event of Default) or at any time thereafter while such default remains uncured, Lender may, by notice delivered to Borrowers, declare the entire unpaid balance of principal of and interest on this Note to be immediately due and payable:

                i. The failure by Borrowers to pay the principal of or interest on the Note when the same shall have become due;

                ii. The failure by a Borrower to duly perform or observe any of its covenants set forth in the Credit Agreement or either of the Security Agreements (as defined herein);

                iii. The failure of the Company to amend it Articles of Incorporation as provided for in Section 4 of the warrant issued in connection with this Note pursuant to the Credit Agreement;

                iv. Any representation or warranty of a Borrower made in or pursuant to the Credit Agreement is discovered to be untrue or misleading in any material respect;

                v. The entry of a final judgment for the payment of money against a Borrower in an amount exceeding $50,000 which shall not have been discharged or execution thereof stayed pending appeal or shall not have been discharged within 45 days after the expiration of any such stay;

                vi. The issue of any attachment, garnishment or any execution process or the making of a levy or levies against any property of a Borrower which, when aggregated, is in an amount exceeding $50,000 and within 45 days thereafter (but prior to any sale or other disposition pursuant to such process) such attachment, garnishment, execution process or levy shall not have been discharged; or

                vii. The entry of an order for relief against a Borrower in an involuntary case under the Federal Bankruptcy Code or any similar order against a Borrower entered pursuant to, or any order adjudicating a Borrower a bankrupt or insolvent, or the entry of an order appointing a receiver or trustee for a Borrower of substantially all of its property or approving a petition seeking reorganization, dissolution, liquidation or other similar relief under the bankruptcy or other similar laws of the United States or any state or other jurisdiction, or the filing by a Borrower of a petition commencing a voluntary proceeding under any such law or a petition, answer or other document seeking or consenting to any of the foregoing.

                viii. The occurrence of any default on the part of a Borrower, and the expiration of any period of grace applicable thereto, under any obligation of a Borrower under any promissory note, bond or similar instrument or otherwise for money borrowed with in the aggregate principal sum of $20,000 or more.

         6. Delay or Omission Not Waiver. No delay or omission on the part of Lender to exercise any right upon the occurrence of any Event of Default will impair any such right or will be construed to be a waiver of any such default or any acquiescence therein. No waiver of any default hereunder will affect any later default or will impair any rights hereunder of Lender. No single, partial or other exercise of any right by Lender will preclude further or other exercise thereof.

         7. Transfer of this Note. Parent will maintain at its principal office a register in which, subject to such reasonable regulations as it may prescribe, Parent will register this Note and any transfer thereof as provided for in this Article. Upon due presentment and surrender at such office of this Note for registration of the transfer thereof, accompanied by a duly executed assignment thereof (with signatures guaranteed as Borrowers may reasonably require), Borrowers will issue to and register in the name of such assignee a new Note of like form and Issue Date in the amount of the principal hereof outstanding on the date of issue of such new Note.

         8. Registered Holder. Borrowers may deem and treat the person in whose name this Note is registered as the absolute owner hereof for all purposes and Borrowers shall not be affected by any notice to the contrary. Each future registered holder of this Note, if any, shall have all rights and privileges granted to Lender hereunder.

         9. Subordination of the Notes.
            ---------------------------

            9.1. Each Borrower covenants and agrees, and Lender by acceptance of this Note likewise covenants and agrees, that this Note, to the extent set forth in this Article, shall be subordinated and subject in right of payment to the prior payment in full of all indebtedness of each Borrower to Silicon Valley Bank outstanding as of the Issue Date (the "Senior Indebtedness") except any such indebtedness which by its terms is subordinated to this Note or which is subordinated to all indebtedness to which this Note is subordinated in substantially like terms as this Note.

            9.2. Upon any payment or distribution of assets of a Borrower of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of a Borrower, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings (an "Event of Dissolution"), all principal of, premium, if any, and interest on all Senior Indebtedness, due or to become due, shall first be paid in full, or provided for in money or money's worth, before any payment is made on account of the principal or premium of or interest on the indebtedness evidenced by this Note. Upon any such Event of Dissolution, any payment or distribution of assets of a Borrower of any kind or character, whether in cash, property or securities (other than (i) shares of stock of a Borrower or (ii) other securities of a Borrower or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to this Note, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect of such Senior Indebtedness under any such plan of reorganization or readjustment), to which Lender would be entitled but for the provisions of this Article shall be paid by a Borrower or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution (the "Paying Person") directly to the holder of the Senior Indebtedness or its representatives, or to the trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, to the extent necessary to pay the Senior Indebtedness in full in money or money's worth, after giving effect to any concurrent payment or distribution to or for the benefit of the holder of the Senior Indebtedness, before any payment or distribution is made to Lender on account of the indebtedness evidenced by this Note. Lender by acceptance hereof hereby authorizes each Borrower and each such Paying Person, on behalf of Lender and any successor holder of this Note, to make such payment or distribution to the holder of the Senior Indebtedness.

            9.3. In the event that, notwithstanding the foregoing provisions of this Article, any payment or distribution of assets of a Borrower or securities of a Borrower or another corporation which by the terms of Section 9.2 should have been paid by the Paying Person making such payment to the holder of the Senior Indebtedness or its representatives shall be received by Lender in respect of the indebtedness evidenced by this Note before the Senior Indebtedness is paid in full or provision is made for such payment in accordance with its terms, such payment or distribution shall be held by Lender for the benefit of, and shall be paid over or delivered by Lender to, the holder of the Senior Indebtedness or its representatives, or to the trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of the Senior Indebtedness remaining unpaid to the extent necessary to pay the Senior Indebtedness in full, after giving effect to any concurrent or previous payment or distribution to or for the benefit of the holder of the Senior Indebtedness.

            9.4. Subject to the payment in full of all Senior Indebtedness, Lender shall be subrogated to the rights of the holder of the Senior Indebtedness to receive payments or distributions of assets of a Borrower made on or in respect of the Senior Indebtedness until the principal of and interest on this Note shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holder of the Senior Indebtedness of any cash, property or securities to which Lender would be entitled but for the provisions of this Article (or any payment or distribution paid over by Lender to or for the benefit of the holder of the Senior Indebtedness pursuant to
Section 9.3 shall, as between a Borrower, its creditors other than the holder of the Senior Indebtedness and Lender, be deemed to be a payment by a Borrower to or on account of Senior Indebtedness, and no payments or distributions to Lender of cash, property or securities payable or distributable to the holder of the Senior Indebtedness to which Lender shall become entitled pursuant to the provisions of this Article shall, as between a Borrower, its creditors other than the holder of the Senior Indebtedness and Lender, be deemed to be a payment by a Borrower to Lender of or on account of this Note, it being understood that the provisions of this Article are intended solely for the purpose of defining the relative rights of Lender, on the one hand, and the holder of the Senior Indebtedness, on the other hand.

            9.5. Nothing contained in this Article or elsewhere in this Note is intended to or shall impair, as between a Borrower, its creditors other than the holder of the Senior Indebtedness and Lender, the obligation of a Borrower, which is absolute and unconditional, to pay to Lender the principal of and premium and interest on this Note, as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of Lender and creditors of a Borrower other than the holder of the Senior Indebtedness, nor shall anything herein prevent Lender from exercising any remedies otherwise permitted by applicable law upon the occurrence of an Event of Default hereunder, subject to the rights, if any, under this Article of the holder of the Senior Indebtedness in respect of cash, property or securities of a Borrower received upon the exercise of any such remedy.

            10. Conversion Rights.
                ------------------

                10.1. Conversion. Subject to and upon compliance with the provisions of this Article, Lender shall have the right, at Lender's option, at any time before the principal of and all interest accrued on this Note shall be paid in full, to convert all or any part of the outstanding principal amount of this Note, plus all accrued interest thereon, into such number of whole shares of common stock, par value $0.01 per share, of Parent ("Common Stock") as the principal amount hereof, or the portion thereof to be converted, is a multiple of $0.25 dollars (the "Conversion Price") by surrender of this Note in the manner provided in Section 10.2. The number and kind of securities into which this Note may be converted and the Conversion Price are subject to adjustment as provided in Section 10.6.

                10.2. Exercise of Conversion Privilege. To exercise the conversion rights provided for in this Article, Lender shall surrender this Note, duly endorsed to Parent, together with a written notice to Parent, duly executed by Lender, stating (i) that Lender elects to convert this Note or the portion thereof specified in such notice and (ii) the name or names (with addresses and taxpayer identification numbers) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. Such notice shall be accompanied by such evidence of authenticity and authority of execution as Parent may reasonably require. As promptly thereafter as practicable (i) Parent will issue to or on the order of Lender a certificate or certificates for the number of shares of Common Stock issuable upon such conversion and (ii) if this Note shall have been surrendered for partial conversion, Borrowers will issue to and register in the name of Lender a new Note of like form and Issue Date in the principal amount of the unconverted portion hereof. Such conversion shall be deemed to have been effected immediately before the close of business on the day when this Note shall have been so surrendered and such notice and other required documents, if any, shall have been received by Parent, and each person in whose name any certificate for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become at such time on such day the holder of record of the shares represented thereby.

                10.3. Payment of Taxes. Parent shall pay any and all taxes (including but not limited to all documentary stamp taxes, if any) attributable to the issuance and delivery of shares of Common Stock upon conversion of this Note.

                10.4. Reservation of Shares. Parent will at all times reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of providing for the full exercise of the conversion rights provided herein such number of shares of Common Stock as may from time to time be issuable upon exercise of the conversion rights provided for herein.

                10.5. Shares to be Validly Issued. Parent covenants that all shares of Common Stock issued upon any conversion of this Note will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. At or before taking any action which would cause an adjustment pursuant to Section 10.6 reducing the Conversion Price below the then par value (if any) of the shares of Common Stock issuable upon any conversion of this Note, Parent will take such corporate action as may be necessary in order that Parent may validly and legally issue fully paid and nonassessable shares of Common Stock at the Conversion Price as so adjusted.

                10.6. Adjustments.
                      ------------

                      a. Issue of Additional Shares or Rights; Adjustment of Conversion Price. In case Parent shall at any time after the Issue Date issue or sell any shares of Common Stock or any securities convertible into or exchangeable for Common Stock ("Convertible Securities") or any option or right to subscribe for or purchase Common Stock or Convertible Securities, in any transaction or series of related transactions, to a third party or parties not affiliated with Lender for a consideration per share of such Common Stock that is less than the Conversion Price in effect immediately prior to such issue or sale then the Conversion Price shall be adjusted forthwith upon each such issue or sale to a price equal to such consideration per share. For the purposes of the foregoing, the following shall apply:

                         (A) In case of the issue or sale of shares of Common
                Stock for cash, the consideration received by Parent therefor shall be deemed to be the cash proceeds received by Parent for such shares before deducting any commissions or other expenses paid or incurred by Parent for any underwriting of, or otherwise in connection with, the issue or sale of such shares.

                         (B) In case of the issue or sale, otherwise than upon
                conversion or exchange of Convertible Securities, of shares of Common Stock for a consideration other than cash in whole or in part, the amount of the consideration other than cash received by Parent for such shares shall be the value of such consideration as reasonably determined in good faith by the Board of Directors of the Parent.

                         (C) In case Parent shall issue or sell any such
                Convertible Securities or in any manner grant any such option or right to subscribe for or to purchase Common Stock or any Convertible Securities, the consideration per share for which Common Stock is issuable pursuant thereto shall be determined by dividing (i) the total amount, if any, received or receivable by Parent as consideration for the granting or issuing of such rights or options or Convertible Securities, plus the minimum aggregate amount of additional consideration payable to Parent upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof by (ii) the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options, all determined without giving effect to any provisions of such rights, options or Convertible Securities for adjustment of such minimum prices or maximum amount of Convertible Securities or shares of Common Stock in the event of contingencies. No further adjustment of the Conversion Price shall be made upon the actual issue of Common Stock or Convertible Securities issuable upon exercise of such rights or options or provisions for conversion or exchange.

                         (D) In case of the grant of any rights or options or
                the issue or sale of any Convertible Securities referred to in the preceding paragraph (C), and no minimum price is specified in such options, rights or Convertible Securities but shares of Common Stock or Convertible Securities are issuable upon exercise, conversion or exchange thereof at a price related to the market value of such shares or Convertible Securities, the minimum price per share for which Common Stock is issuable pursuant to such rights or options or upon conversion or exchange of such Convertible Securities, and the minimum amount of consideration payable upon exercise of such rights or options or upon conversion or exchange of such Convertible Securities, shall be deemed, for the purposes of the preceding paragraph
                (C), to be a price or amount bearing the same relation to the market value of such shares of Common Stock or Convertible Securities at the time such rights or options are granted or, in the case of Convertible Securities issued otherwise than pursuant to any such right or option, such Convertible Securities are issued or sold; provided that such further adjustment as shall be necessary by reason of the actual exercise, conversion or exchange price at the time of exercise, conversion or exchange shall be made at such time if such actual price is less than such assumed price.

                    b. Stock Splits and Other Capital Changes. In case at any time or times after the Issue Date, the holders of shares of Common Stock shall have received, or upon the taking of any action shall have been entitled to receive, or upon any record date occurring prior to any conversion of this Note shall become entitled to receive other or additional (or less) shares of stock or securities from Parent without payment therefor (whether in connection with a stock dividend or any split-up, spin off, consolidation, reclassification, recapitalization or otherwise) other than securities and property to which
Section 10.6(c) applies, then in each such case Lender, upon conversion of this Note after any such event, will be entitled to receive the amount or number of shares of stock or other securities which Lender would hold on the date of such exercise if on the Issue Date Lender had been the holder of record of the number of shares of Common Stock as to which such exercise is made and had since such date to the date of such exercise retained such shares and all such other or additional (or less) shares of stock and other securities receivable by Lender as described above (or the amount of securities into which the same may have been converted) during such period.

                    c. Consolidation; Merger. In case of any consolidation or merger of Parent with or into any corporation or the merger of any corporation into Parent or any sale, lease or other conveyance to another person of all or any substantial part of the property of Parent, Lender shall have the right to convert this Note thereafter in the same manner as it might have been converted to purchase shares of Common Stock immediately prior to such event and, upon any such exercise shall receive the kind and amount of shares and other securities and property receivable upon such consolidation, merger, sale, lease or other conveyance by a holder of the number of shares of Common Stock (and such other or additional (or less) shares of stock and other securities issuable upon exercise hereof pursuant to Section 10.6 (b)) which might have been purchased by Lender had the conversion rights hereof been exercised immediately prior to such consolidation, merger, sale, lease or other conveyance. Parent shall take such action in connection with such consolidation, merger or other transaction involving the sale, lease or other conveyance of its property to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter purchasable upon the conversion of this Note, and Parent shall cause the surviving corporation (if other than Parent) of such consolidation or merger to assume the obligations of Parent hereunder.

                    d. Reclassification of Shares. In case Parent shall, at any time after the Issue Date, by subdivision, consolidation, reclassification of shares, or otherwise, change as a whole the outstanding shares of its Common Stock into a different number or class of shares, the number and class of shares as so changed shall replace the shares outstanding immediately prior to such change (and the term "Common Stock" shall thereafter refer to such different shares), and the Conversion Price in effect immediately prior to such event shall be proportionately adjusted.

                    e. Notice of Adjustment. Whenever the Conversion Price or the number or kind of shares of Common Stock or other securities or property issuable upon exercise of the conversion rights of Lender is required to be adjusted Parent shall deliver or mail to Lender notice of such adjustment, setting forth such adjusted, price and number and the facts upon which such adjustment is based.

            10.7. Restrictive Legend on Share Certificates. Except as Parent shall otherwise agree from time to time, each certificate representing shares of Common Stock issued upon conversion of this Note may bear a legend in substantially the following form:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER HEREOF."

            10.8.    Rights of Holders.
                     -----------------

                     a. Determination of Record Date of Purchase of Shares. Irrespective of the date of issue and delivery of certificates for any shares of Common Stock issuable upon conversion of this Note, each person in whose name any such certificate is issued shall for all purposes be deemed to have become the holder of record of the shares of Common Stock represented thereby on the date on which the conversion rights hereunder were duly exercised in accordance with the terms hereof.

                     b. No Voting Rights. Lender shall not, by reason of Lender's ownership or possession of this Note or by the conversion rights herein set forth, have any right to: (i) vote at or to receive notice of any meeting of shareholders of Parent; (ii) consent to any action or proceeding of Parent; (ii) receive any cash dividends, stock certificates, allotments or rights or other distributions, paid, allotted or distributable to the holders of the Common Stock prior to or as of a record date prior to the issuance to Lender of shares of Common Stock.

        11. Security. The obligations of Borrowers evidenced by
this Note are secured by: (i) that certain Security Agreement by and between Parent and Lender dated as of July 11, 2001; and (ii) that certain Security Agreement by and between Subsidiary and Lender dated as of July 11, 2001 (the "Security Agreements").

        12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered (by physical delivery or by telefax or any other electronic means) to a party at the following address or to such other address as such party may hereafter specify by notice to the others:

                  If to Lender, to:
                           TFX Equities Incorporated
                           630 W. Germantown Pike, Suite 450
                           Plymouth Meeting, PA 19462
                           Attention:  President
                           Fax:  (610) 834-1029

                  If to the Borrowers (or either Borrower), to:

                           Microlog Corporation
                           20270 Goldenrod Lane
                           Germantown, MD 20876
                           Attention:  President
                           Fax:  (301) 916-2475

        13. Governing Law. This Note shall be governed by and construed in accordance with the laws of Commonwealth of Pennsylvania.

        14. Headings Not Part of Note. The headings of articles, sections and paragraphs hereof are inserted for convenience of reference only, shall not be deemed a part of this Note and shall not affect its interpretation or construction.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, Borrowers have caused this Note to be executed by their duly authorized officers on ___________, ___, 200__.


[Corporate Seal]                            PARENT:
                                            MICROLOG CORPORATION

                                                By:
                                                      --------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                      --------------------------
ATTEST:

By:
         --------------------------------
Name:
         --------------------------------
Title:
         --------------------------------


[Corporate Seal]                            SUBSIDIARY:
                                            MICROLOG CORPORATION OF MARYLAND

                                                By:
                                                      --------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                      --------------------------
ATTEST:

By:
         ---------------------------------
Name:
         ---------------------------------
Title:
         ---------------------------------